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                                                                 EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated December 2, 1994, appearing on page F-17 of System Software Associates, Inc. Annual Report on Form 10-K for the year ended October 31, 1994. We also consent to the reference to us under the heading "Experts" in such Prospectus.




PRICE WATERHOUSE LLP

Chicago, Illinois
November 22, 1995